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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2006

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02	Results of Operations and Financial Condition
ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Lisitng.
ITEM 9.01	Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 4, 2006, Butler International, Inc. (the “Company”) issued a press release announcing, among other things, select financial information for fiscal year 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING OR STANDARD; TRANSFER OF LISTING

On April 7, 2006, the Company received notice of delisting from Nasdaq as a result of noncompliance with Marketplace Rule 4310(c)(14). The delisting will be effective at market open on Tuesday, April 11, 2006. The Company anticipates that trading of its stock will continue uninterrupted in the over-the-counter market. A copy of the press release announcing the delisting is attached hereto as Exhibit 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.

The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description
99.1	Press Release dated April 4, 2006.
99.2	Press Release dated April 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	BUTLER INTERNATIONAL, INC.

By:/s/ Edward M. Kopko
Edward M. Kopko

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 4, 2006.
99.2	Press Release dated April 10, 2006.

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